EXHIBIT 10.8

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This First Amendment to Loan and Security Agreement is made effective as of this 30 day of November, 1998 by and between

         BankBoston Retail Finance Inc. as Agent for the Lenders party to a certain Loan and Security Agreement dated as of April 28, 1998, as amended and in effect;

         the Lenders party thereto; and

         Sunglass Hut Trading Corporation (hereinafter, in such capacity, the "Lead Borrower"), a Florida corporation with its principal executive offices at 255 Alhambra Circle, Coral Gables, Florida 33134, as agent for

                  Said Sunglass Hut Trading Corporation; and Watch Station, Inc., a Florida corporation with its principal executive offices at 255 Alhambra Circle, Coral Gables, Florida 33134 (individually, a "US Borrower" and collectively, the "US Borrowers");

         and

         Sunglass Hut of Canada Ltd., an Ontario corporation with its principal executive offices at 205 Mathenson Blvd., East #11, Mississauga, Ontario, Canada L4Z 3EZ (the "CAN Borrower"); and

         Sunglass Hut International, Inc., a Florida corporation with its principal executive offices at 255 Alhambra Circle, Coral Gables, Florida 33134 (the "Parent")

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                              W I T N E S S E T H:

         WHEREAS, on April 28, 1998, the Agent, the Lenders, the Parent and the Borrowers entered in a certain Loan and Security Agreement,(as amended and in effect, the "Agreement"); and

         WHEREAS, the Agent, the Lenders, the Parent and the Borrowers desire to modify certain of the provisions of the Agreement as set forth herein.

         NOW, THEREFORE, it is hereby agreed among the Agent, the Lenders, the Parent and the Borrowers as follows:

         1. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.


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         2.       AMENDMENTS TO ARTICLE 1. The provisions of Article 1 of the
                  Agreement are hereby amended as follows:

                  (a) by deleting the definition of "Base Margin" in its entirety and substituting the following in its stead:

                           "BASE MARGIN": 0 basis points.

                  (b) by deleting the definition of "Commitment" in its entirety and substituting the following in its stead:

                           "COMMITMENT":  Subject to /section/2-22, as follows:

                           LENDER               DOLLAR                COMMITMENT
                                               COMMITMENT             PERCENTAGE
                           -----------------------------------------------------
                           BankBoston           $35,000,000.00         43.75%
                           Retail Finance
                           Inc.
                           -----------------------------------------------------
                           LaSalle              $20,000,000.00         25.0%
                           Business
                           Credit, Inc.
                           -----------------------------------------------------
                           Foothill             $25,000,000.00         31.25%
                           Capital
                           Corporation
                           -----------------------------------------------------

                  (c) by deleting the definition of "LIBOR Margin" in its entirety and substituting the following in its stead:

                           "LIBOR MARGIN": 200 basis points.

                  (d) by deleting the definition of "Loan Ceiling" in its entirety and substituting the following in its stead:

                           "LOAN CEILING": Eighty Million U.S. Dollars
                           ($80,000,000.00), subject to reduction in accordance with the provisions of Section 2-9 hereof.

                  (e) by deleting the definition of "Maturity Date" in its entirety and substituting the following in its stead:

                           "MATURITY DATE": November 30, 2001.

                  (f)      by adding the following new definition:

                           "BORROWING SUPPLEMENT": The following amounts for the periods indicated:

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                           PERIOD                       BORROWING SUPPLEMENT
                           -------------------------------------------------
                           November 23, 1998            $15,000,000.00
                           through May 31, 1999
                           -------------------------------------------------
                           June 1, 1999 through         $13,750,000.00
                           August 31, 1999
                           -------------------------------------------------
                           September 1, 1999            $12,500,000.00
                           through November 30,
                           1999
                           -------------------------------------------------
                           December 1, 1999             $11,250,000.00
                           through February 29,
                           2000
                           -------------------------------------------------
                           March 1, 2000 through        $10,000,000.00
                           May 31, 2000
                           -------------------------------------------------
                           June 1, 2000 through         $8,750,000.00
                           August 31, 2000
                           -------------------------------------------------
                           September 1, 2000            $7,500,000.00
                           through November 30,
                           2000
                           -------------------------------------------------
                           December 1, 2000             $6,250,000.00
                           through February 28,
                           2001
                           -------------------------------------------------
                           March 1, 2001 through        $5,000,000.00
                           May 31, 2001
                           -------------------------------------------------
                           June 1, 2001 through         $3,750,000.00
                           August 31, 2001
                           -------------------------------------------------
                           September 1, 2001            $2,500,000.00
                           through November 30,
                           2001
                           -------------------------------------------------
                           December 1, 2001             $1,250,000.00
                           through February 28,
                           2002
                           -------------------------------------------------
                           March 1, 2002 and            $0
                           thereafter
                           -------------------------------------------------

         3. AMENDMENTS TO ARTICLE 2. The provisions of Article 2 of the Agreement are hereby amended as follows:

                  (a) by deleting the provisions of Section 2-1(b)(ii)(B) in their entirety and substituting the following in their stead:

                           (B)      The Borrowing Supplement

                  (b) by deleting the number "$5,000,000.00" in Section 2-1(e) and substituting the number "$12,500,000.00" in its stead.

                  (c)      by adding the following new subparagraph to Section
                           2-5(a):

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                                    (iii) No Revolving Credit Loan shall be made
                                    if, after giving effect to the making of such Revolving Credit Loan, the aggregate of all outstanding Revolving Credit Loans would exceed the amounts calculated under Section 2-1(b)(ii) (exclusive of any amounts available under Section 2-1(b)(ii)(B)), unless, after giving effect to the making of such Revolving Credit Loan, the Borrower is in then compliance with the financial performance covenants set forth in Exhibit 5-12.

         4. AMENDMENTS TO ARTICLE 4. The provisions of Article 4 of the Agreement are hereby amended as follows:

                  (a) by deleting the words "10,000,000 shares" appearing in Section 4-18(b) and substituting the words "25,000,000 shares" in their stead.

                  (b) by deleting the words "the first anniversary of this Agreement" appearing in the second line of Section 4-26(a) and substituting the words "November 30, 1999" in their stead.

         5. AMENDMENTS TO ARTICLE 5. The provisions of Article 5 of the Agreement are hereby amended by adding the following new section:

                           5-12. FINANCIAL PERFORMANCE COVENANTS. The Borrowers shall observe and comply with those financial performance covenants set forth on EXHIBIT 5-12, annexed hereto.

         6. AMENDMENTS TO EXHIBITS. The Exhibits to the Agreement are hereby amended by deleting EXHIBIT 1-2 in its entirety and by adding EXHIBIT 5-12 thereto in the form annexed hereto.

         7. RATIFICATION OF LOAN DOCUMENTS. Except as provided herein, all terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby ratifies, confirms, and reaffirms (i) all of the representations, warranties and covenants therein contained (except to the extent that such representations and warranties expressly relate to an earlier date), and (ii) that all Collateral secures all of the Liabilities, as modified hereby.

         8. CONDITIONS TO EFFECTIVENESS. This First Amendment to Loan and Security Agreement shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agents:

                  (a) This First Amendment to Loan and Security Agreement shall have been duly executed and delivered by the Borrowers, the Parent, the Agent and such percentage of the Lenders as is required to consent hereto under the terms of the Agency Agreement. The Agent shall have received a fully executed copy hereof and of each other document required hereunder.

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                  (b)      All action on the part of the Borrowers and the
                           Parent necessary for the valid execution, delivery and performance by the Borrowers and the Parent of this First Amendment to Loan and Security Agreement shall have been duly and effectively taken. The Agent shall have received from each of the Borrowers and the Parent, a true copy of their respective certificate of the resolutions adopted by their respective board of directors authorizing the transactions described herein, certified by their respective secretaries as of a recent date to be true and complete.

                  (c) The Borrowers shall have paid to the Agent, for the ratable benefit of the Lenders an amendment fee in the sum of $200,000.00.

                  (d) The Borrowers shall have executed and delivered to the Agent an amendment to the Fee Letter on terms reasonably satisfactory to the Agent and shall have paid the Agent any amounts then due thereunder.

                  (e) The Borrower shall have paid to the Agent all fees and expenses then due and owing pursuant to the Loan and Security Agreement, as modified hereby, including, without limitation, reasonable attorneys' fees incurred by the Agent and each of the Lenders.

                  (f) The Agent shall have received an opinion of counsel to the Obligors in form and substance satisfactory to the Agent.

                  (g) No Suspension Event shall have occurred and be continuing.

                  (h) The Borrower shall have provided such additional instruments and documents to the Agent as the Agent and its counsel may have reasonably requested.

         9.       MISCELLANEOUS.

                  (a) This First Amendment to Loan and Security Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                  (b) This First Amendment to Loan and Security Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                  (c) Any determination that any provision of this First Amendment to Loan and Security Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision

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

                           in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment to Loan and Security Agreement.

                  (d) The Borrowers shall pay on demand all costs and expenses of the Agent and each of the Lenders, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this First Amendment to Loan and Security Agreement.

                  (e) The Borrowers and the Parent each warrant and represent that the Borrowers and the Parent each have consulted with independent legal counsel of their selection in connection with this First Amendment to Loan and Security Agreement and are not relying on any representations or warranties of the Agent or any Lender or their respective counsel in entering into this First Amendment.

         IN WITNESS WHEREOF, the parties have hereunto caused this First Amendment to Loan and Security Agreement to be executed and their seals to be hereto affixed as of the date first above written.

                                           "AGENT"

                                           BANKBOSTON RETAIL FINANCE INC.

                                           By:__________________________

                                           Name:________________________

                                           Title:_______________________

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

                                           "LENDERS"

                                           BANKBOSTON RETAIL FINANCE INC.

                                           By:__________________________

                                           Name:________________________

                                           Title:_______________________

                                           LASALLE BUSINESS CREDIT, INC.

                                           By:__________________________

                                           Name:________________________

                                           Title:_______________________

                                           FOOTHILL CAPITAL CORPORATION

                                           By:__________________________

                                           Name:________________________

                                           Title:_______________________

                                           "LEAD BORROWER"

                                           SUNGLASS HUT TRADING
                                           CORPORATION

                                           By:__________________________

                                           Name:________________________

                                           Title:_______________________

                                           "BORROWERS"

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

                                           SUNGLASS HUT TRADING
                                           CORPORATION

                                           By:__________________________

                                           Name:________________________

                                           Title:_______________________

                                           WATCH STATION, INC.

                                           By:__________________________

                                           Name:________________________

                                           Title:_______________________

                                           SUNGLASS HUT OF CANADA LTD.

                                           By:__________________________

                                           Name:________________________

                                           Title:_______________________

                                           "PARENT"

                                           SUNGLASS HUT INTERNATIONAL,
                                           INC.

                                           By:__________________________

                                           Name:________________________

                                           Title:_______________________

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